UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 10, 2012

Gulf Island Fabrication, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	0-22303	72-1147390
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

567 Thompson Road, Houma, Louisiana	70363
(Address of principal executive offices)	(Zip Code)

(985) 872-2100
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On April 10, 2012, Gulf Island Fabrication, Inc. issued a press release announcing that Kerry J. Chauvin, Chief Executive Officer and Roy F. “Buddy” Breerwood, III, Interim Chief Financial Officer, will present at the 16th Annual BURKENROAD REPORTS Investment Conference hosted by Tulane University’s Freeman School of Business.  The event will be held on Friday, April 27, 2012 at the Westin New Orleans Canal Place Hotel located at 100 Rue Iberville Street in New Orleans.  A copy of the press release is attached.

Item 9.01   Financial Statements and Exhibits.

(c) Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Press Release dated April 10, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF ISLAND FABRICATION, INC.

		By:	/s/ Roy F. “Buddy” Breerwood, III
Roy F. “Buddy” Breerwood, III
Interim Chief Financial Officer

Dated:	April 10, 2012